Exhibit 4.1

ONCOR ELECTRIC DELIVERY COMPANY LLC

OFFICER’S CERTIFICATE

12-AO-12

ESTABLISHING THE FORM AND CERTAIN TERMS OF THE 2.75% SENIOR SECURED NOTES DUE 2024 AND THE 3.80% SENIOR SECURED NOTES DUE 2049.

ADDITIONAL 3.70% SENIOR SECURED NOTES DUE 2028.

The undersigned, Kevin R. Fease, Vice President and Treasurer of Oncor Electric Delivery Company LLC (formerly TXU Electric Delivery Company (formerly Oncor Electric Delivery Company)) (the “Company”) (all capitalized terms used herein which are not defined herein but are defined in the Indenture referred to below, shall have the meanings specified in the Indenture), (i) pursuant to Board Resolutions dated May 1, 2019 and Sections 102, 201, 301, 303(d) and 707(c)(ii) of the Indenture (For Unsecured Debt Securities), dated as of August 1, 2002, between the Company and The Bank of New York Mellon Trust Company, N.A. (as successor to The Bank of New York Mellon, formerly The Bank of New York), as Trustee (the “Trustee”), as supplemented and amended by Supplemental Indenture No. 1 dated as of May 15, 2008, between the Company and the Trustee (as heretofore supplemented and amended, the “Indenture”), in connection with the establishment of the form and certain terms of the 2.75% Senior Secured Notes due 2024 and the 3.80% Senior Secured Notes due 2049 and (ii) pursuant to Board Resolutions dated July 25, 2018 and May 1, 2019 and Sections 102, 201, 301, 303(d) and 707(c)(ii) of the Indenture in connection with the issuance by the Company of $300,000,000 total aggregate principal amount of additional Securities (the “Additional 2028 Notes”) of the series designated as the Company’s “3.70% Senior Secured Notes due 2028,” the form and certain terms of which were established by means of an Officer’s Certificate dated August 10, 2018 (the “2018 Officer’s Certificate”), does hereby certify to the Trustee that:

1.

The Securities of the eighteenth series to be issued under the Indenture (the “2024 Notes”) shall be initially issued in a series designated “2.75% Senior Secured Notes due 2024”, and the Securities of the nineteenth series to be issued under the Indenture (the “2049 Notes”, and together with the 2024 Notes, the “New Notes”) shall be initially issued in a series designated “3.80% Senior Secured Notes due 2049”; the 2024 Notes shall be in substantially the form set forth in Exhibit A hereto, and the 2049 Notes shall be in substantially the form set forth in Exhibit B hereto;

2.

(A) The 2024 Notes shall be initially authenticated and delivered in the aggregate principal amount of $500,000,000 (the “Initial 2024 Notes”); provided, however, that the Company may, without the consent of the Holders of the Initial 2024 Notes, create and issue additional 2024 Notes ranking equally with, and otherwise identical in all respects to, the Initial 2024 Notes (except for the issue price therefor, the date from which interest first accrues thereon and the first interest payment date therefor), which additional 2024 Notes shall form a single series with the Initial 2024 Notes;

(B) The 2049 Notes shall be initially authenticated and delivered in the aggregate principal amount of $500,000,000 (the “Initial 2049 Notes”); provided, however, that the Company may, without the consent of the Holders of the Initial 2049 Notes, create and issue additional 2049 Notes ranking equally with, and otherwise identical in all respects to, the Initial 2049 Notes (except for the issue price therefor, the date from which interest first accrues thereon and the first interest payment date therefor), which additional 2049 Notes shall form a single series with the Initial 2049 Notes;

3.

The 2024 Notes shall mature and the principal thereof shall be due and payable together with all accrued and unpaid interest thereon on June 1, 2024 and the 2049 Notes shall mature and the principal thereof shall be due and payable together with all accrued and unpaid interest thereon on June 1, 2049, and the Company shall not have any right to extend the Maturity of the New Notes as contemplated in Section 301(d) of the Indenture;

4.

The New Notes shall bear interest as provided in the form thereof set forth in Exhibit A and Exhibit B hereto; the Interest Payment Dates for the New Notes shall be June 1 and December 1 of each year, commencing December 1, 2019;

5.

Each installment of interest on a New Note shall be payable as provided in the applicable form thereof set forth in Exhibit A and Exhibit B hereto; the Company shall not have any right to extend any interest payment periods for the New Notes as contemplated in Section 301(e) of the Indenture;

6.

The principal of, premium, if any, each installment of interest on and Additional Interest (as defined below), if any, on the New Notes shall be payable at, and registration of transfers and exchanges in respect of the New Notes may be effected at, the office or agency of the Company in The City of New York; and notices and demands to or upon the Company in respect of the New Notes and the Indenture may be served at the office or agency of the Company in The City of New York; the corporate trust office of The Bank of New York Mellon, as agent of the Trustee, will initially be the agency of the Company for such payment, registration and registration of transfers and exchanges and service of notices and demands, and the Company hereby appoints the Trustee as its agent for all such purposes; and the Trustee will initially be the Security Registrar and the Paying Agent for the New Notes; provided, however, that the Company reserves the right to establish or change, by one or more Officer’s Certificates, any such office or agency and such agent.

7.	The Regular Record Date for the interest payable on any given Interest Payment Date with respect to the New Notes shall be the 15th calendar day before such Interest Payment Date;

8.	The New Notes of each series are subject to redemption as provided in the applicable form thereof set forth in Exhibit A and Exhibit B hereto;

9.

The New Notes of each series are “Benefitted Securities” and shall have the benefit of the covenant of the Company contained in Section 707 of the Indenture and, pursuant to Section 707(b)(i) of the Indenture, the New Notes are and shall be secured equally and ratably with the Secured Debt under the Indenture and the Additional Secured Debt pursuant to, and subject to the terms and conditions of, the Deed of Trust, Security Agreement and Fixture Filing, dated as of May 15, 2008, as amended by the First Amendment to Deed of Trust, Security Agreement and Fixture Filing, dated as of March 2, 2009, the Second Amendment to Deed of Trust, Security Agreement and Fixture Filing, dated as of September 3, 2010 and the Third Amendment to Deed of Trust, Security Agreement and Fixture Filing, dated as of November 10, 2011 (as amended, the “Deed of Trust”), by the Company to and for the benefit of The Bank of New York Mellon Trust Company, N.A. (as successor to The Bank of New York Mellon, formerly The Bank of New York) as collateral agent and trustee thereunder;

10.	The New Notes of each series shall be issuable in denominations of $2,000 and integral multiples of $1,000 in excess thereof;

11.

No service charge shall be made for the registration of transfer or exchange of the New Notes; provided, however, that the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with the exchange or transfer;

12.

The New Notes of each series shall be initially issued in global form registered in the name of Cede & Co. (as nominee for The Depository Trust Company (“DTC”)); provided, that the Company reserves the right to provide for another depositary, registered as a clearing agency under the Exchange Act, to act as depositary for the global New Notes (DTC and any such successor depositary, and any successor to any thereto, the “Depositary”); beneficial interests in New Notes issued in global form may not be exchanged in whole or in part for individual certificated New Notes in definitive form, and no transfer of a global New Note in whole or in part may be registered in the name of any Person other than the Depositary or its nominee except that (i) if the Depositary (A) has notified the Company that it is unwilling or unable to continue as depositary for the global New Notes or (B) has ceased to be a clearing agency registered under the Exchange Act and, in either case, a successor depositary for such global New Notes has not been appointed within 90 days, the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive New Notes, will authenticate and deliver New Notes in definitive certificated form in an aggregate principal amount equal to the aggregate principal amount of the global New Notes representing such New Notes in exchange for such global New Notes, such definitive New Notes to be registered in the names provided by the Depositary; each global New Note (i) shall represent and shall be denominated in an amount equal to the aggregate principal amount of the outstanding New Notes to be represented by such global New Note, (ii) shall be registered in the name of the Depositary or its nominee, (iii) shall be delivered by the Trustee to the Depositary, its nominee, any custodian for the Depositary or otherwise pursuant to the Depositary’s instruction and (iv) shall bear a legend restricting the transfer of such global New Note to any Person other than the Depositary or its nominee; none of the Company, the Trustee, any Paying Agent, any Security Registrar or any Authenticating Agent will have any responsibility or liability for any aspect of the records relating to, or payments made on account of, or transfers of, beneficial ownership interests in a global New Note or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests; and the New Notes in global form will contain restrictions on transfer, substantially as described in the forms set forth in Exhibit A and Exhibit B hereto;

13.

The New Notes of each series will be initially issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). Each New Note, whether in a global form or in a certificated form, shall bear the non-registration legend and the registration rights legend in substantially the form set forth in such applicable form, unless otherwise agreed to by the Company, such agreement to be confirmed in writing to the Trustee. DTC or its nominee shall be the Holder of such applicable global New Note for all purposes under the Indenture and the New Notes, and beneficial owners with respect to such applicable global New Note shall hold their interests pursuant to applicable procedures of the Depositary. The Company, the Trustee and the Security Registrar shall be entitled to deal with the Depositary for all purposes of the Indenture relating to such applicable global New Note (including the payment of principal, premium, if any, and interest, and the giving of instructions or directions by or to the beneficial owners of such global New Note) as the sole Holder of such applicable global New Note and shall have no obligations to the beneficial owners thereof. Nothing in the Indenture, the New Notes or this certificate shall be construed to require the Company to register any New Notes under the Securities Act, unless otherwise expressly agreed by the Company, confirmed in writing to the Trustee, or to make any transfer of such New Notes in violation of applicable law. The Company has entered into a registration rights agreement with the initial purchasers of the New Notes pursuant to which, among other things, the New Notes may be exchanged for notes registered under the Securities Act (the “Exchange Notes”). The Exchange Notes shall be in substantially the form of Exhibit A with respect to the 2024 Notes, and Exhibit B, with respect to the 2049 Notes, but, in each case, without the non-registration legend, the registration rights legend, the Certificate of Transfer and the provisions for Additional Interest. The Trustee, at the request of the Company, shall authenticate and deliver Exchange Notes in exchange for an equal principal amount of New Notes of such series;

14.

It is contemplated that beneficial interests in New Notes of each series owned by “qualified institutional buyers” (as defined in Rule 144A under the Securities Act) (“QIBs”) or sold to QIBs in reliance upon Rule 144A under the Securities Act will be represented by one or more separate certificates in global form registered in the name of Cede & Co., as registered owner and as nominee for DTC; beneficial interests in New Notes of each series sold to foreign purchasers pursuant to Regulation S under the Securities Act will be evidenced by one or more separate certificates in global form (each a “Regulation S Global Certificate”) and will be registered in the name of Cede & Co., as registered owner and as nominee for DTC for the accounts of Euroclear and Clearstream Banking;

In connection with any transfer of New Notes, or of any transfer of a beneficial interest in one global New Note to another global New Note, as the case may be, the Trustee, the Security Registrar and the Company shall be under no duty to inquire into, may conclusively presume the correctness of, and shall be fully protected in relying upon the certificates and other information (in the forms attached hereto as Exhibits A and B, for use in connection with the transfer of the New Notes in certificated form, or Exhibit C, for use in connection with the transfer of beneficial interests in one certificate in global form to another certificate in global form or to a New Note in certificated form, or otherwise) received from the Holders and any transferees of any New Notes, or from the transferors or transferees of any beneficial interest in a global New Note transferred to another global New Note, as the case may be, regarding the validity, legality and due authorization of any such transfer, the eligibility of the transferee to receive such New Note or such beneficial interest, as the case may be, and any other facts and circumstances related to such transfer;

15.

None of the Company, the Trustee or the Security Registrar shall have any liability for any acts or omissions of the Depositary, for any Depositary records of beneficial interests, for any transactions between the Depositary or any participant member of the Depositary and/or beneficial owners, for any transfers of beneficial interests in the New Notes, or in respect of any transfers effected by the Depositary or by any participant member of the Depositary or any beneficial owner of any interest in any New Notes held through any such participant member of the Depositary;

16.

If the Company shall make any deposit of money and/or Eligible Obligations with respect to any New Notes, or any portion of the principal amount thereof, as contemplated by Section 801 of the Indenture, the Company shall not deliver an Officer’s Certificate described in clause (z) in the first paragraph of said Section 801 unless the Company shall also deliver to the Trustee, together with such Officer’s Certificate, either:

(A) an instrument wherein the Company, notwithstanding the satisfaction and discharge of its indebtedness in respect of such New Notes, shall assume the obligation (which shall be absolute and unconditional) to irrevocably deposit with the Trustee or Paying Agent such additional sums of money, if any, or additional Eligible Obligations (meeting the requirements of Section 801), if any, or any combination thereof, at such time or times, as shall be necessary, together with the money and/or Eligible Obligations theretofore so deposited, to pay when due the principal of and premium, if any, and interest due and to become due on such New Notes or portions thereof, all in accordance with and subject to the provisions of said Section 801; provided, however, that such instrument may state that the obligation of the Company to make additional deposits as aforesaid shall be subject to the delivery to the Company by the Trustee of a notice asserting the deficiency accompanied by an opinion of an independent public accountant of nationally recognized standing, selected by the Trustee, showing the calculation thereof; or

(B) an Opinion of Counsel to the effect that, as a result of a change in law occurring after the date of this certificate, the Holders of such New Notes, or portions of the principal amount thereof, will not recognize income, gain or loss for United States federal income tax purposes as a result of the satisfaction and discharge of the Company’s indebtedness in respect thereof and will be subject to United States federal income tax on the same amounts, at the same times and in the same manner as if such satisfaction and discharge had not been effected.

17.	The Eligible Obligations with respect to the New Notes of each series shall be Government Obligations.

18.

The 2024 Notes shall have such other terms and provisions as are provided in the form thereof set forth in Exhibit A hereto, and the 2049 Notes shall have such other terms and provisions as are provided in the form thereof set forth in Exhibit B hereto;

19.

The Additional 2028 Notes (together with the New Notes, the “Notes”) shall rank equally with, and otherwise be identical in all respects to, the $350,000,000 aggregate principal amount of 3.70% Senior Secured Notes due 2028 heretofore authenticated, delivered and issued under the Indenture (except for the date from which interest first accrues thereon and the first interest payment date therefor) (the “Initial 2028 Notes”), and the Additional 2028 Notes shall form a single series of Securities with the Initial 2028 Notes, which Additional 2028 Notes shall be in substantially the form of Exhibit D attached hereto and shall have the terms and provisions as are provided for in the 2018 Officer’s Certificate, except as otherwise provided in Exhibit D attached hereto;

20.

No Event of Default under the Indenture has occurred or is occurring; and to the knowledge of the undersigned, (i) no Event of Default has occurred and is continuing and (ii) no event has occurred and is continuing which entitles the Secured Parties (as defined in the Deed of Trust) under the Deed of Trust, or any of them, to accelerate the maturity of the indebtedness secured thereby;

21.

Subject to Section 22 of the Deed of Trust, the aggregate principal amount of indebtedness issuable under and secured by the Deed of Trust is unlimited, and the aggregate principal indebtedness now proposed to be issued under and secured by the Deed of Trust is $7,777,126,141.18, consisting of Indenture Notes Obligations (as defined in the Deed of Trust) in the aggregate principal amount of $7,426,278,000 (including the $1,300,000,000 aggregate principal amount of Notes being issued on the date hereof and other Additional Obligations (as defined in the Deed of Trust) in the aggregate principal amount of $350,848,141.18);

22.

The undersigned has read all of the covenants and conditions contained in the Indenture, and the definitions in the Indenture relating thereto, relating to the issuance and authentication and delivery of the Notes and to the creation or existence of Secured Debt pursuant to Section 707(a) and Section 707(b) of the Indenture, and in respect of compliance with which this certificate is made;

23.

The statements contained in this certificate are based upon the familiarity of the undersigned with the Indenture, the documents accompanying this certificate, and upon discussions by the undersigned with officers and employees of the Company familiar with the matters set forth herein;

24.

In the opinion of the undersigned, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenants and conditions have been complied with; and

25.

In the opinion of the undersigned, such conditions and covenants, and all conditions precedent provided for in the Indenture (including covenants compliance with which constitutes a condition precedent) relating to the authentication and delivery of the Notes as requested in the accompanying Company Order and to the creation or existence of Secured Debt pursuant to Section 707(a) and Section 707(b) of the Indenture, have been complied with.

IN WITNESS WHEREOF, I have executed this Officer’s Certificate this 23rd day of May, 2019.

/s/ Kevin R. Fease
Name:	Kevin R. Fease
Title:	Vice President and Treasurer

[Signature page to Officer’s Certificate – August 2002 Indenture]

EXHIBIT A

[FORM OF 2024 NOTE]

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO ONCOR ELECTRIC DELIVERY COMPANY LLC OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

[non-registration legend]

“THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF ONCOR ELECTRIC DELIVERY COMPANY LLC (THE “COMPANY”) THAT THIS SECURITY MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED OTHER THAN (A) (1) TO THE COMPANY, (2) IN A TRANSACTION ENTITLED TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT, (3) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” WITHIN THE MEANING OF RULE 144A PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), (4) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), (5) IN ACCORDANCE WITH ANOTHER APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY) OR (6) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (B) IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR IN ANY OTHER APPLICABLE JURISDICTION. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, REPRESENTS AND AGREES FOR THE BENEFIT OF THE COMPANY

THAT IT IS (1) A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A OR (2) A NON-U.S. PERSON OUTSIDE THE UNITED STATES WITHIN THE MEANING OF, OR AN ACCOUNT SATISFYING THE REQUIREMENTS OF PARAGRAPH (k)(2) OF RULE 902 UNDER, REGULATION S UNDER THE SECURITIES ACT.”

[registration rights legend]

The Holder of this Security, by acceptance hereof, will be deemed to have agreed to be bound by the provisions of the Registration Rights Agreement dated May 23, 2019, among the Company and the initial purchasers of this Security.

NO.	CUSIP:

[144A Global Certificate: 68233J BL7]

[Regulation S Global Certificate: U68281 AT8]

[Exchange Notes: 68233J BM5]

ONCOR ELECTRIC DELIVERY COMPANY LLC

2.75% SENIOR SECURED NOTES DUE 2024

ONCOR ELECTRIC DELIVERY COMPANY LLC, a limited liability company duly organized and existing under the laws of the State of Delaware (herein referred to as the “Company”, which term includes any successor Person under the Indenture referred to below), for value received, hereby promises to pay to                                                                                        or registered assigns, the principal sum of                              ($                 ) Dollars on June 1, 2024, and to pay interest on said principal sum semi-annually in arrears on June 1 and December 1 of each year commencing December 1, 2019 (each an “Interest Payment Date”) at the rate of 2.75% per annum until the principal hereof is paid or made available for payment. Interest on the Securities of this series will accrue from and including May 23, 2019, to and excluding the first Interest Payment Date, and thereafter will accrue from and including the last Interest Payment Date to which interest has been paid or duly provided for. No interest will accrue on the Securities with respect to the day on which the Securities mature. If the Company does not comply with certain of its obligations under the registration rights agreement dated May 23, 2019 between the Company and the parties named therein (the “Registration Rights Agreement”), this Security shall, in accordance with Section 2(e) of the Registration Rights Agreement, bear additional interest (“Additional Interest”) in addition to the interest otherwise provided for hereunder. For purposes of this Security, the term “interest” shall be deemed to include any such Additional Interest. In the event that any Interest Payment Date is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of such delay) with the same force and effect as if made on the Interest Payment Date. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the 15th calendar day before such Interest Payment Date (each a “Regular Record Date”) immediately preceding such Interest Payment Date, except that interest payable at Maturity will be payable to the Person to whom principal shall be paid. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture referred to herein.

Payment of the principal of (and premium, if any) and interest at Maturity on this Security shall be made upon presentation of this Security at the office or agency of the Company maintained for that purpose in The City of New York, in the State of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that, at the option of the Company, interest on this Security (other than interest payable at Maturity) may be paid by check mailed to the address of the Person entitled thereto, as such address shall appear on the Security Register, and provided, further, that if such Person is a securities depositary, such payment may be made by such other means in lieu of check as shall be agreed upon by the Company, the Trustee and such Person.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture and in the Officer’s Certificate establishing the terms of the Securities of this series.

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture (For Unsecured Debt Securities) dated as of August 1, 2002 (herein, together with any amendments or supplements thereto, including Supplemental Indenture No. 1, dated as of May 15, 2008, called the “Indenture”, which term shall have the meaning assigned to it in such instrument), between the Company and The Bank of New York Mellon Trust Company, N.A. (as successor to The Bank of New York Mellon, formerly The Bank of New York), as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture, Board Resolutions and Officer’s Certificate creating the series designated on the face hereof, for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. The acceptance of this Security shall be deemed to constitute the consent and agreement by the Holder thereof to all of the terms and provisions of the Indenture. This Security is one of the series designated on the face hereof.

This Security is subject to redemption at the election of the Company, in whole at any time or in part from time to time, at any time prior to May 1, 2024 at a redemption price as calculated by the Company equal to the greater of:

•	100% of the principal amount of the Notes of this series being redeemed, or

•

the sum of the present values of the remaining scheduled payments of principal and interest (excluding the portion of any such interest accrued to the redemption date) on the Notes of this series being redeemed that would be due if the Notes matured on May 1, 2024, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 10 basis points, plus, in each case, accrued interest on those Notes of this series to, but not including, the redemption date.

This Security is subject to redemption at the election of the Company, in whole at any time or in part from time to time, at any time on or after May 1, 2024, at a redemption price equal to 100% of the principal amount of the Notes of this series being redeemed, plus accrued interest on those Notes of this series to, but not including, the redemption date.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

“Comparable Treasury Issue” means the United States Treasury security selected by the Independent Investment Banker as having a maturity comparable to the remaining term of the Notes to be redeemed (assuming for this purpose that the Notes matured on May 1, 2024) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes.

“Comparable Treasury Price” means, with respect to any redemption date, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third business day preceding such redemption date, as set forth in the H. 15 Daily Update of the Federal Reserve Bank or (ii) if such release (or any successor release) is not published or does not contain prices on such business day, the Reference Treasury Dealer Quotation actually obtained by the Trustee for such redemption date.

“H.15 (519)” means the weekly statistical release entitled “H.15 (519) Selected Interest Rates”, or any successor publication, published by the Board of Governors of the Federal Reserve System.

“H.15 Daily Update” means the daily update of H.15 (519) available through the worldwide website of the Board of Governors of the Federal Reserve System or any successor site or publication.

“Independent Investment Banker” means the Reference Treasury Dealer appointed by the Company.

“Reference Treasury Dealer” means a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”) appointed by the Company.

“Reference Treasury Dealer Quotation” means, with respect to the Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by the Reference Treasury Dealer at 5:00 p.m. on the third business day preceding such redemption date.

Notice of redemption (other than at the option of the Holder) shall be given by mail to Holders of Securities, not less than 30 days prior to the date fixed for redemption, all as provided in the Indenture. As provided in the Indenture, notice of redemption at the election of the Company as aforesaid may state that such redemption shall be conditional upon the receipt by the applicable Paying Agent or Agents of money sufficient to pay the principal of and premium, if any, and interest, if any, on this Security on or prior to the date fixed for such redemption; a notice of redemption so conditioned shall be of no force or effect if such money is not so received and, in such event, the Company shall not be required to redeem this Security.

In the event of redemption of this Security in part only, a new Security or Securities of this series of like tenor representing the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security upon compliance with certain conditions set forth in the Indenture.

The obligations of the Company with respect to the Notes are secured by a lien granted pursuant to the Deed of Trust, Security Agreement and Fixture Filing, dated as of May 15, 2008, as amended, by the Company to and for the benefit of The Bank of New York Mellon Trust Company, N.A. (as successor to The Bank of New York Mellon, formerly The Bank of New York), as collateral agent and trustee thereunder.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of a majority in aggregate principal amount of the Securities of all series at the time Outstanding in respect of which an Event of Default shall have occurred and be continuing shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in aggregate principal amount of Securities of all series at the time Outstanding in respect of which an Event of Default shall have occurred and be continuing a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein and herein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor and of authorized denominations, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Company shall not be required to execute and the Security Registrar shall not be required to register the transfer of or exchange of (a) Securities of this series during a period of 15 days immediately preceding the date notice is given identifying the serial numbers of the Securities of this series called for redemption or (b) any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part. The Company shall not be required to make transfers or exchanges of the Securities of this series for a period of 15 days next preceding an Interest Payment Date.

The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the absolute owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Each Holder shall be deemed to understand that the offer and sale of the Securities of this series have not been registered under the Securities Act and that the Securities of this series may not be resold, pledged or otherwise transferred other than as permitted in the following sentence. Each Holder shall be deemed to agree, on its own behalf and on behalf of any accounts for which it is acting as hereinafter stated, that if such Holder resells, pledges or otherwise transfers any Securities of this series, such Holder will do so only (A) to the Company, (B) in a transaction entitled to an exemption from registration provided by Rule 144 under the Securities Act, (C) so long as Securities of this series are eligible for resale pursuant to Rule 144A under the Securities Act, to a Person whom such Holder reasonably believes is a “qualified institutional buyer” within the meaning of Rule 144A that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, (D) in an offshore transaction in accordance with Rule 903 or Rule 904 of Regulation S under the Securities Act, (E) in accordance with another applicable exemption from the registration requirements of the Securities Act (and based upon an opinion of counsel acceptable to the Company), or (F) pursuant to an effective registration statement under the Securities Act, and each Holder is further deemed to agree to provide to any Person purchasing any of the Securities of this series from it a notice advising such purchaser that resales of the Securities of this series are restricted as stated herein.

Each Holder shall be deemed to understand that, on any proposed resale of any Securities of this series pursuant to the exemption from registration under Rule 144 under the Securities Act, any Holder making any such proposed resale will be required to furnish to the Trustee and the Company such certifications, legal opinions and other information as the Trustee and the Company may reasonably require to confirm that the proposed sale complies with the foregoing restrictions.

This Security shall be governed by and construed in accordance with the laws of the State of New York (including without limitation Section 5-1401 of the New York General Obligations Law or any successor to such statute), except to the extent that the Trust Indenture Act shall be applicable and except to the extent that the laws of the State of Texas shall mandatorily govern.

As provided in the Indenture, no recourse shall be had for the payment of the principal of or premium, if any, or interest on any Securities, or any part thereof, or for any claim based thereon or otherwise in respect thereof, or of the indebtedness represented thereby, or upon any obligation, covenant or agreement under the Indenture, against, and no personal liability whatsoever shall attach to, or be incurred by, any incorporator, stockholder, member, officer or director, as such, past, present or future of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Indenture and all the Securities are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Indenture and the issuance of the Securities.

Unless the certificate of authentication hereon has been executed by the Trustee referred to herein by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

ONCOR ELECTRIC DELIVERY COMPANY LLC

By:

[FORM OF CERTIFICATE OF AUTHENTICATION]

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:	THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL NOTE

The following increases or decreases in this Global Note have been made:

Date	Amount of decrease in Principal Amount of this Global Note	Amount of increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such decrease or increase	Signature of authorized signatory of Corporate Trustee or Securities Custodian

EXHIBIT B

[FORM OF 2049 NOTE]

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO ONCOR ELECTRIC DELIVERY COMPANY LLC OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

[non-registration legend]

“THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF ONCOR ELECTRIC DELIVERY COMPANY LLC (THE “COMPANY”) THAT THIS SECURITY MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED OTHER THAN (A) (1) TO THE COMPANY, (2) IN A TRANSACTION ENTITLED TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT, (3) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” WITHIN THE MEANING OF RULE 144A PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), (4) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), (5) IN ACCORDANCE WITH ANOTHER APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY) OR (6) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (B) IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR IN ANY OTHER APPLICABLE JURISDICTION. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, REPRESENTS AND AGREES FOR THE BENEFIT OF THE COMPANY

THAT IT IS (1) A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A OR (2) A NON-U.S. PERSON OUTSIDE THE UNITED STATES WITHIN THE MEANING OF, OR AN ACCOUNT SATISFYING THE REQUIREMENTS OF PARAGRAPH (k)(2) OF RULE 902 UNDER, REGULATION S UNDER THE SECURITIES ACT.”

[registration rights legend]

The Holder of this Security, by acceptance hereof, will be deemed to have agreed to be bound by the provisions of the Registration Rights Agreement dated May 23, 2019, among the Company and the initial purchasers of this Security.

NO.	CUSIP:

[144A Global Certificate: 68233J BN3]

[Regulation S Global Certificate: U68281 AU5]

[Exchange Notes: 68233J BP8]

ONCOR ELECTRIC DELIVERY COMPANY LLC

3.80% SENIOR SECURED NOTES DUE 2049

ONCOR ELECTRIC DELIVERY COMPANY LLC, a limited liability company duly organized and existing under the laws of the State of Delaware (herein referred to as the “Company”, which term includes any successor Person under the Indenture referred to below), for value received, hereby promises to pay to                                                                                        or registered assigns, the principal sum of                      ($             ) Dollars on June 1, 2049, and to pay interest on said principal sum semi-annually in arrears on June 1 and December 1 of each year commencing December 1, 2019 (each an “Interest Payment Date”) at the rate of 3.80% per annum until the principal hereof is paid or made available for payment. Interest on the Securities of this series will accrue from and including May 23, 2019, to and excluding the first Interest Payment Date, and thereafter will accrue from and including the last Interest Payment Date to which interest has been paid or duly provided for. No interest will accrue on the Securities with respect to the day on which the Securities mature. If the Company does not comply with certain of its obligations under the registration rights agreement dated May 23, 2019 between the Company and the parties named therein (the “Registration Rights Agreement”), this Security shall, in accordance with Section 2(e) of the Registration Rights Agreement, bear additional interest (“Additional Interest”) in addition to the interest otherwise provided for hereunder. For purposes of this Security, the term “interest” shall be deemed to include any such Additional Interest. In the event that any Interest Payment Date is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of such delay) with the same force and effect as if made on the Interest Payment Date. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the 15th calendar day before such Interest Payment Date (each a “Regular Record Date”) immediately preceding such Interest Payment Date, except that interest payable at Maturity will be payable to the Person to whom principal shall be paid. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture referred to herein.

Payment of the principal of (and premium, if any) and interest at Maturity on this Security shall be made upon presentation of this Security at the office or agency of the Company maintained for that purpose in The City of New York, in the State of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that, at the option of the Company, interest on this Security (other than interest payable at Maturity) may be paid by check mailed to the address of the Person entitled thereto, as such address shall appear on the Security Register, and provided, further, that if such Person is a securities depositary, such payment may be made by such other means in lieu of check as shall be agreed upon by the Company, the Trustee and such Person.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture and in the Officer’s Certificate establishing the terms of the Securities of this series.

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture (For Unsecured Debt Securities) dated as of August 1, 2002 (herein, together with any amendments or supplements thereto, including Supplemental Indenture No. 1, dated as of May 15, 2008, called the “Indenture”, which term shall have the meaning assigned to it in such instrument), between the Company and The Bank of New York Mellon Trust Company, N.A. (as successor to The Bank of New York Mellon, formerly The Bank of New York), as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture, Board Resolutions and Officer’s Certificate creating the series designated on the face hereof, for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. The acceptance of this Security shall be deemed to constitute the consent and agreement by the Holder thereof to all of the terms and provisions of the Indenture. This Security is one of the series designated on the face hereof.

This Security is subject to redemption at the election of the Company, in whole at any time or in part from time to time, at any time prior to December 1, 2048 at a redemption price as calculated by the Company equal to the greater of:

•	100% of the principal amount of the Notes of this series being redeemed, or

•

the sum of the present values of the remaining scheduled payments of principal and interest (excluding the portion of any such interest accrued to the redemption date) on the Notes of this series being redeemed that would be due if the Notes matured on December 1, 2048, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points, plus, in each case, accrued interest on those Notes of this series to, but not including, the redemption date.

This Security is subject to redemption at the election of the Company, in whole at any time or in part from time to time, at any time on or after December 1, 2048, at a redemption price equal to 100% of the principal amount of the Notes of this series being redeemed, plus accrued interest on those Notes of this series to, but not including, the redemption date.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

“Comparable Treasury Issue” means the United States Treasury security selected by the Independent Investment Banker as having a maturity comparable to the remaining term of the Notes to be redeemed (assuming for this purpose that the Notes matured on December 1, 2048) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes.

“Comparable Treasury Price” means, with respect to any redemption date, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third business day preceding such redemption date, as set forth in the H. 15 Daily Update of the Federal Reserve Bank or (ii) if such release (or any successor release) is not published or does not contain prices on such business day, the Reference Treasury Dealer Quotation actually obtained by the Trustee for such redemption date.

“H.15 (519)” means the weekly statistical release entitled “H.15 (519) Selected Interest Rates”, or any successor publication, published by the Board of Governors of the Federal Reserve System.

“H.15 Daily Update” means the daily update of H.15 (519) available through the worldwide website of the Board of Governors of the Federal Reserve System or any successor site or publication.

“Independent Investment Banker” means the Reference Treasury Dealer appointed by the Company.

“Reference Treasury Dealer” means a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”) appointed by the Company.

“Reference Treasury Dealer Quotation” means, with respect to the Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by the Reference Treasury Dealer at 5:00 p.m. on the third business day preceding such redemption date.

Notice of redemption (other than at the option of the Holder) shall be given by mail to Holders of Securities, not less than 30 days prior to the date fixed for redemption, all as provided in the Indenture. As provided in the Indenture, notice of redemption at the election of the Company as aforesaid may state that such redemption shall be conditional upon the receipt by the applicable Paying Agent or Agents of money sufficient to pay the principal of and premium, if any, and interest, if any, on this Security on or prior to the date fixed for such redemption; a notice of redemption so conditioned shall be of no force or effect if such money is not so received and, in such event, the Company shall not be required to redeem this Security.

In the event of redemption of this Security in part only, a new Security or Securities of this series of like tenor representing the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security upon compliance with certain conditions set forth in the Indenture.

The obligations of the Company with respect to the Notes are secured by a lien granted pursuant to the Deed of Trust, Security Agreement and Fixture Filing, dated as of May 15, 2008, as amended, by the Company to and for the benefit of The Bank of New York Mellon Trust Company, N.A. (as successor to The Bank of New York Mellon, formerly The Bank of New York), as collateral agent and trustee thereunder.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of a majority in aggregate principal amount of the Securities of all series at the time Outstanding in respect of which an Event of Default shall have occurred and be continuing shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in aggregate principal amount of Securities of all series at the time Outstanding in respect of which an Event of Default shall have occurred and be continuing a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein and herein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor and of authorized denominations, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Company shall not be required to execute and the Security Registrar shall not be required to register the transfer of or exchange of (a) Securities of this series during a period of 15 days immediately preceding the date notice is given identifying the serial numbers of the Securities of this series called for redemption or (b) any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part. The Company shall not be required to make transfers or exchanges of the Securities of this series for a period of 15 days next preceding an Interest Payment Date.

The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the absolute owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Each Holder shall be deemed to understand that the offer and sale of the Securities of this series have not been registered under the Securities Act and that the Securities of this series may not be resold, pledged or otherwise transferred other than as permitted in the following sentence. Each Holder shall be deemed to agree, on its own behalf and on behalf of any accounts for which it is acting as hereinafter stated, that if such Holder resells, pledges or otherwise transfers any Securities of this series, such Holder will do so only (A) to the Company, (B) in a transaction entitled to an exemption from registration provided by Rule 144 under the Securities Act, (C) so long as Securities of this series are eligible for resale pursuant to Rule 144A under the Securities Act, to a Person whom such Holder reasonably believes is a “qualified institutional buyer” within the meaning of Rule 144A that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, (D) in an offshore transaction in accordance with Rule 903 or Rule 904 of Regulation S under the Securities Act, (E) in accordance with another applicable exemption from the registration requirements of the Securities Act (and based upon an opinion of counsel acceptable to the Company), or (F) pursuant to an effective registration statement under the Securities Act, and each Holder is further deemed to agree to provide to any Person purchasing any of the Securities of this series from it a notice advising such purchaser that resales of the Securities of this series are restricted as stated herein.

Each Holder shall be deemed to understand that, on any proposed resale of any Securities of this series pursuant to the exemption from registration under Rule 144 under the Securities Act, any Holder making any such proposed resale will be required to furnish to the Trustee and the Company such certifications, legal opinions and other information as the Trustee and the Company may reasonably require to confirm that the proposed sale complies with the foregoing restrictions.

This Security shall be governed by and construed in accordance with the laws of the State of New York (including without limitation Section 5-1401 of the New York General Obligations Law or any successor to such statute), except to the extent that the Trust Indenture Act shall be applicable and except to the extent that the laws of the State of Texas shall mandatorily govern.

As provided in the Indenture, no recourse shall be had for the payment of the principal of or premium, if any, or interest on any Securities, or any part thereof, or for any claim based thereon or otherwise in respect thereof, or of the indebtedness represented thereby, or upon any obligation, covenant or agreement under the Indenture, against, and no personal liability whatsoever shall attach to, or be incurred by, any incorporator, stockholder, member, officer or director, as such, past, present or future of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Indenture and all the Securities are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Indenture and the issuance of the Securities.

Unless the certificate of authentication hereon has been executed by the Trustee referred to herein by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

ONCOR ELECTRIC DELIVERY COMPANY LLC

By:

[FORM OF CERTIFICATE OF AUTHENTICATION]

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL NOTE

The following increases or decreases in this Global Note have been made:

Date	Amount of decrease in Principal Amount of this Global Note	Amount of increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such decrease or increase	Signature of authorized signatory of Corporate Trustee or Securities Custodian

Exhibit C

[FORM OF CERTIFICATE OF TRANSFER]

CERTIFICATE OF TRANSFER

[●]% SENIOR SECURED NOTES DUE [●]

FOR VALUE RECEIVED, the undersigned sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

Name and address of assignee must be printed or typewritten.

the within Security of the Company and does hereby irrevocably constitute and appoint                                                                                        to transfer the said Security on the books of the within-named Company, with full power of substitution in the premises.

The undersigned certifies that said Security is being resold, pledged or otherwise transferred as follows: (check one)

☐	to the Company;

☐

to a Person whom the undersigned reasonably believes is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) purchasing for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or other transfer is being made in reliance on Rule 144A;

☐	in an offshore transaction in accordance with Rule 903 or Rule 904 of Regulation S under the Securities Act;

☐	as otherwise permitted by the non-registration legend appearing on this Security; or

☐	as otherwise agreed by the Company, confirmed in writing to the Trustee, as follows: [describe]

Notice:     The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular without alteration or enlargement, or any change whatsoever.

Dated:

Signature:

SIGNATURE GUARANTEE

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Trustee and the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Trustee and the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

C-1

EXHIBIT D

[FORM OF 2028 NOTE]

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO ONCOR ELECTRIC DELIVERY COMPANY LLC OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

[non-registration legend]

“THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF ONCOR ELECTRIC DELIVERY COMPANY LLC (THE “COMPANY”) THAT THIS SECURITY MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED OTHER THAN (A) (1) TO THE COMPANY, (2) IN A TRANSACTION ENTITLED TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT, (3) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” WITHIN THE MEANING OF RULE 144A PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), (4) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), (5) IN ACCORDANCE WITH ANOTHER APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY) OR (6) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (B) IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR IN ANY OTHER APPLICABLE JURISDICTION. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, REPRESENTS AND AGREES FOR THE BENEFIT OF THE COMPANY

THAT IT IS (1) A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A OR (2) A NON-U.S. PERSON OUTSIDE THE UNITED STATES WITHIN THE MEANING OF, OR AN ACCOUNT SATISFYING THE REQUIREMENTS OF PARAGRAPH (k)(2) OF RULE 902 UNDER, REGULATION S UNDER THE SECURITIES ACT.”

[registration rights legend]

The Holder of this Security, by acceptance hereof, will be deemed to have agreed to be bound by the provisions of the Registration Rights Agreement dated May 23, 2019, among the Company and the initial purchasers of this Security.

NO.	CUSIP:

[144A Global Certificate: 68233J BE3]

[Regulation S Global Certificate: U68281 AQ4]

[Exchange Notes: 68233J BH6]

ONCOR ELECTRIC DELIVERY COMPANY LLC

3.70% SENIOR SECURED NOTES DUE 2028

ONCOR ELECTRIC DELIVERY COMPANY LLC, a limited liability company duly organized and existing under the laws of the State of Delaware (herein referred to as the “Company”, which term includes any successor Person under the Indenture referred to below), for value received, hereby promises to pay to                                                                                        or registered assigns, the principal sum of                      ($             ) Dollars on November 15, 2028, and to pay interest on said principal sum semi-annually in arrears on May 15 and November 15 of each year commencing November 15, 2019 (each an “Interest Payment Date”) at the rate of 3.70% per annum until the principal hereof is paid or made available for payment. Interest on the Securities of this series will accrue from and including May 15, 2019, to and excluding the first Interest Payment Date, and thereafter will accrue from and including the last Interest Payment Date to which interest has been paid or duly provided for. No interest will accrue on the Securities with respect to the day on which the Securities mature. If the Company does not comply with certain of its obligations under the registration rights agreement dated May 23, 2019 between the Company and the parties named therein (the “Registration Rights Agreement”), this Security shall, in accordance with Section 2(e) of the Registration Rights Agreement, bear additional interest (“Additional Interest”) in addition to the interest otherwise provided for hereunder. For purposes of this Security, the term “interest” shall be deemed to include any such Additional Interest. In the event that any Interest Payment Date is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of such delay) with the same force and effect as if made on the Interest Payment Date. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the 15th calendar day before such Interest Payment Date (each a “Regular Record Date”) immediately preceding such Interest Payment Date, except that interest payable at Maturity will be payable to the Person to whom principal shall be paid. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture referred to herein.

Payment of the principal of (and premium, if any) and interest at Maturity on this Security shall be made upon presentation of this Security at the office or agency of the Company maintained for that purpose in The City of New York, in the State of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that, at the option of the Company, interest on this Security (other than interest payable at Maturity) may be paid by check mailed to the address of the Person entitled thereto, as such address shall appear on the Security Register, and provided, further, that if such Person is a securities depositary, such payment may be made by such other means in lieu of check as shall be agreed upon by the Company, the Trustee and such Person.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture and in the Officer’s Certificate establishing the terms of the Securities of this series.

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture (For Unsecured Debt Securities) dated as of August 1, 2002 (herein, together with any amendments or supplements thereto, including Supplemental Indenture No. 1, dated as of May 15, 2008, called the “Indenture”, which term shall have the meaning assigned to it in such instrument), between the Company and The Bank of New York Mellon Trust Company, N.A. (as successor to The Bank of New York Mellon, formerly The Bank of New York), as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture, Board Resolutions and Officer’s Certificate creating the series designated on the face hereof, for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. The acceptance of this Security shall be deemed to constitute the consent and agreement by the Holder thereof to all of the terms and provisions of the Indenture. This Security is one of the series designated on the face hereof.

This Security is subject to redemption at the election of the Company, in whole at any time or in part from time to time, at any time prior to August 15, 2028 at a redemption price as calculated by the Company equal to the greater of:

•	100% of the principal amount of the Notes of this series being redeemed, or

•

the sum of the present values of the remaining scheduled payments of principal and interest (excluding the portion of any such interest accrued to the redemption date) on the Notes of this series being redeemed that would be due if the Notes matured on August 15, 2028, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 12.5 basis points, plus, in each case, accrued interest on those Notes of this series to, but not including, the redemption date.

This Security is subject to redemption at the election of the Company, in whole at any time or in part from time to time, at any time on or after August 15, 2028, at a redemption price equal to 100% of the principal amount of the Notes of this series being redeemed, plus accrued interest on those Notes of this series to, but not including, the redemption date.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

“Comparable Treasury Issue” means the United States Treasury security selected by the Independent Investment Banker as having a maturity comparable to the remaining term of the Notes to be redeemed (assuming for this purpose that the Notes matured on August 15, 2028) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes.

“Comparable Treasury Price” means, with respect to any redemption date, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third business day preceding such redemption date, as set forth in the H. 15 Daily Update of the Federal Reserve Bank or (ii) if such release (or any successor release) is not published or does not contain prices on such business day, the Reference Treasury Dealer Quotation actually obtained by the Trustee for such redemption date.

“H.15 (519)” means the weekly statistical release entitled “H.15 (519) Selected Interest Rates”, or any successor publication, published by the Board of Governors of the Federal Reserve System.

“H.15 Daily Update” means the daily update of H.15 (519) available through the worldwide website of the Board of Governors of the Federal Reserve System or any successor site or publication.

“Independent Investment Banker” means the Reference Treasury Dealer appointed by the Company.

“Reference Treasury Dealer” means a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”) appointed by the Company.

“Reference Treasury Dealer Quotation” means, with respect to the Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by the Reference Treasury Dealer at 5:00 p.m. on the third business day preceding such redemption date.

Notice of redemption (other than at the option of the Holder) shall be given by mail to Holders of Securities, not less than 30 days prior to the date fixed for redemption, all as provided in the Indenture. As provided in the Indenture, notice of redemption at the election of the Company as aforesaid may state that such redemption shall be conditional upon the receipt by the applicable Paying Agent or Agents of money sufficient to pay the principal of and premium, if any, and interest, if any, on this Security on or prior to the date fixed for such redemption; a notice of redemption so conditioned shall be of no force or effect if such money is not so received and, in such event, the Company shall not be required to redeem this Security.

In the event of redemption of this Security in part only, a new Security or Securities of this series of like tenor representing the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security upon compliance with certain conditions set forth in the Indenture.

The obligations of the Company with respect to the Notes are secured by a lien granted pursuant to the Deed of Trust, Security Agreement and Fixture Filing, dated as of May 15, 2008, as amended, by the Company to and for the benefit of The Bank of New York Mellon Trust Company, N.A. (as successor to The Bank of New York Mellon, formerly The Bank of New York), as collateral agent and trustee thereunder.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of a majority in aggregate principal amount of the Securities of all series at the time Outstanding in respect of which an Event of Default shall have occurred and be continuing shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in aggregate principal amount of Securities of all series at the time Outstanding in respect of which an Event of Default shall have occurred and be continuing a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein and herein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor and of authorized denominations, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Company shall not be required to execute and the Security Registrar shall not be required to register the transfer of or exchange of (a) Securities of this series during a period of 15 days immediately preceding the date notice is given identifying the serial numbers of the Securities of this series called for redemption or (b) any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part. The Company shall not be required to make transfers or exchanges of the Securities of this series for a period of 15 days next preceding an Interest Payment Date.

The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the absolute owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Each Holder shall be deemed to understand that the offer and sale of the Securities of this series have not been registered under the Securities Act and that the Securities of this series may not be resold, pledged or otherwise transferred other than as permitted in the following sentence. Each Holder shall be deemed to agree, on its own behalf and on behalf of any accounts for which it is acting as hereinafter stated, that if such Holder resells, pledges or otherwise transfers any Securities of this series, such Holder will do so only (A) to the Company, (B) in a transaction entitled to an exemption from registration provided by Rule 144 under the Securities Act, (C) so long as Securities of this series are eligible for resale pursuant to Rule 144A under the Securities Act, to a Person whom such Holder reasonably believes is a “qualified institutional buyer” within the meaning of Rule 144A that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, (D) in an offshore transaction in accordance with Rule 903 or Rule 904 of Regulation S under the Securities Act, (E) in accordance with another applicable exemption from the registration requirements of the Securities Act (and based upon an opinion of counsel acceptable to the Company), or (F) pursuant to an effective registration statement under the Securities Act, and each Holder is further deemed to agree to provide to any Person purchasing any of the Securities of this series from it a notice advising such purchaser that resales of the Securities of this series are restricted as stated herein.

Each Holder shall be deemed to understand that, on any proposed resale of any Securities of this series pursuant to the exemption from registration under Rule 144 under the Securities Act, any Holder making any such proposed resale will be required to furnish to the Trustee and the Company such certifications, legal opinions and other information as the Trustee and the Company may reasonably require to confirm that the proposed sale complies with the foregoing restrictions.

This Security shall be governed by and construed in accordance with the laws of the State of New York (including without limitation Section 5-1401 of the New York General Obligations Law or any successor to such statute), except to the extent that the Trust Indenture Act shall be applicable and except to the extent that the laws of the State of Texas shall mandatorily govern.

As provided in the Indenture, no recourse shall be had for the payment of the principal of or premium, if any, or interest on any Securities, or any part thereof, or for any claim based thereon or otherwise in respect thereof, or of the indebtedness represented thereby, or upon any obligation, covenant or agreement under the Indenture, against, and no personal liability whatsoever shall attach to, or be incurred by, any incorporator, stockholder, member, officer or director, as such, past, present or future of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Indenture and all the Securities are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Indenture and the issuance of the Securities.

Unless the certificate of authentication hereon has been executed by the Trustee referred to herein by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

ONCOR ELECTRIC DELIVERY COMPANY LLC

By:

[FORM OF CERTIFICATE OF AUTHENTICATION]

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL NOTE

The following increases or decreases in this Global Note have been made:

Date	Amount of decrease in Principal Amount of this Global Note	Amount of increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such decrease or increase	Signature of authorized signatory of Corporate Trustee or Securities Custodian